Exhibit 99.1

ServiceNow Reports Financial Results for Third Quarter 2017

SANTA CLARA, Calif.--(BUSINESS WIRE)--October 25, 2017--ServiceNow® (NYSE: NOW) today announced the financial results for its third quarter 2017.

Third Quarter 2017 GAAP Results:

  Subscription revenues of $455.4 million, representing 43% year-over-year growth.
  Professional services and other revenues of $42.7 million, representing 10% year-over-year growth.
  Total revenues of $498.2 million, representing 39% year-over-year growth.
  Subscription gross profit of $373.5 million, representing 82% of subscription revenues.
  Professional services and other gross loss of $2.7 million, representing negative 6% of professional services and other revenues.
  Total gross profit of $370.9 million, representing 74% of total revenues.
  Loss from operations of $7.1 million.
  Net loss of $24.2 million, or loss of $0.14 per basic and diluted share.
  Net cash provided by operating activities of $141.9 million, representing 28% of total revenues.

Third Quarter 2017 Non-GAAP Results:

We report non-GAAP financial measures in addition to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP. For the following non-GAAP results, see the section entitled “Statement Regarding Use of Non-GAAP Financial Measures” for an explanation of non-GAAP measures and the corresponding growth rates, and the table entitled “GAAP to Non-GAAP Reconciliation” for a reconciliation of GAAP to non-GAAP measures and corresponding growth rates.

  Subscription revenues of $449.5 million, representing 41% year-over-year growth adjusted for constant currency.
  Professional services and other revenues of $41.9 million, representing 8% year-over-year growth adjusted for constant currency.
  Total revenues of $491.4 million, representing 37% year-over-year growth adjusted for constant currency.
  Subscription billings of $499.7 million, representing 38% year-over-year growth (or $497.4 million, representing 37% year-over-year growth adjusted for constant currency and constant billings duration).
  Professional services and other billings of $46.5 million, representing 12% year-over-year growth (or $45.6 million, representing 10% year-over-year growth adjusted for constant currency).
  Total billings of $546.1 million, representing 35% year-over-year growth (or $543.0 million, representing 34% year-over-year growth adjusted for constant currency and constant billings duration).
  Subscription gross profit of $386.1 million, representing 85% of subscription revenues.
  Professional services and other gross profit of $4.4 million, representing 10% of professional services and other revenues.
  Total gross profit of $390.5 million, representing 78% of total revenues.
  Income from operations of $98.4 million, representing 20% of total revenues.
  Net income of $69.3 million, or earnings of $0.40 per basic share and $0.38 per diluted share.
  Free cash flow of $95.1 million, representing 19% of total revenues.

“Q3 was another strong quarter for ServiceNow, with great performance across every region,” said John Donahoe, ServiceNow president and chief executive officer. “We are focused on delivering best-in-class consumer-like experiences and driving customer success. And we’re continuing to innovate, making technology such as machine learning native to all applications on our platform. We are committed to being a trusted cloud partner for our customers helping them navigate digital transformation and create the future of work.”

“We achieved $500 million of non-GAAP subscription billings, while growing 38% year-over-year,” said Michael Scarpelli, chief financial officer, ServiceNow. “The strong quarter was driven by large new deals, including 22 greater than $1 million in net new ACV, 8 of which were to Federal customers.”

Financial Outlook

Our guidance is based on foreign exchange rates as of September 30, 2017 and includes GAAP and non-GAAP financial measures. See the section entitled “Statement Regarding Use of Non-GAAP Financial Measures” for an explanation of non-GAAP measures and the corresponding growth rates, and the table entitled “Reconciliation of Non-GAAP Financial Guidance” for a reconciliation of GAAP to non-GAAP metrics and corresponding growth rates.

For the fourth quarter of 2017, we expect:

  GAAP subscription revenues between $485 and $490 million, representing 41% to 42% year-over-year growth (or non-GAAP subscription revenues between $473 and $478 million, representing 37% to 39% year-over-year growth adjusted for constant currency).
  GAAP professional services and other revenues of $46 million, representing 12% year-over-year growth (or non-GAAP professional services and other revenues of $44 million, representing 7% year-over-year growth adjusted for constant currency).
  GAAP total revenues between $531 and $536 million, representing 38% to 39% year-over-year growth (or non-GAAP total revenues between $517 and $522 million, representing 34% to 35% year-over-year growth adjusted for constant currency).
  Non-GAAP subscription billings and non-GAAP subscription billings adjusted for constant currency and constant billings durations between $645 and $650 million, representing 33% to 34% year-over-year growth.
  Non-GAAP professional services and other billings of $49 million, representing a 4% decline year-over-year (or $47 million, representing an 8% decline year-over-year adjusted for constant currency).
  Non-GAAP total billings between $694 and $699 million, representing 30% to 31% year-over-year growth (or between $692 and $697 million, representing 29% to 30% year-over-year growth adjusted for constant currency and constant billings duration).
  Non-GAAP operating margin of 17%.
  Non-GAAP weighted average shares used to compute diluted net income per share of approximately 181 million shares.

For the full year 2017, we expect:

  GAAP subscription revenues between $1,728 and $1,733 million, representing 41% to 42% year-over-year growth (or non-GAAP subscription revenues between $1,722 and $1,727 million, representing 41% year-over-year growth adjusted for constant currency).
  GAAP professional services and other revenues of $190 million, representing 13% year-over-year growth or (non-GAAP professional services and other revenues adjusted for constant currency of $189 million, representing 12% year-over-year growth).
  GAAP total revenues between $1,918 and $1,923 million, representing 38% year-over-year growth (or non-GAAP total revenues between $1,911 and $1,916 million, representing 37% to 38% year-over-year growth adjusted for constant currency).
  Non-GAAP subscription billings between $2,080 and $2,085 million, representing 38% year-over-year growth (or between $2,077 and $2,082 million, representing 37% to 38% year-over-year growth adjusted for constant currency and constant billings duration).
  Non-GAAP professional services and other billings of $194 million, or 8% year-over-year growth or (non-GAAP professional services and other billings adjusted for constant currency of $193 million, representing 7% year-over-year growth).
  Non-GAAP total billings between $2,274 and $2,279 million, representing 35% year-over-year growth (or between $2,270 and $2,275 million, representing 34% to 35% year-over-year growth adjusted for constant currency and constant billings duration).
  Non-GAAP subscription gross margin of 85%.
  Non-GAAP professional services and other gross margin of 16%.
  Non-GAAP total gross margin of 78%.
  Non-GAAP operating margin of 16%.
  Non-GAAP free cash flow margin of 25%.
  Non-GAAP weighted average shares used to compute diluted net income per share of approximately 179 million shares.

Conference Call Details

ServiceNow will host a conference call to discuss our third quarter financial results and financial outlook beginning at 2 p.m. Pacific Time (21:00 GMT) on Wednesday, October 25, 2017. Interested parties may listen to the call by dialing 844.464.3153 (passcode: 91890596), or if outside North America, by dialing +1.508.637.5575 (passcode: 91890596). Individuals may access the live teleconference from the investor relations section of the ServiceNow website at http://investors.servicenow.com.

An audio replay of the conference call and webcast will be available two hours after its completion and will be accessible for 30 days. To hear the replay, interested parties may go to the investor relations section of the ServiceNow website or dial 855.859.2056 (passcode: 91890596), or if outside North America, by dialing +1.404.537.3406 (passcode: 91890596).

Investor Presentation Details

An investor presentation providing additional information and analysis can be found at http://investors.servicenow.com.

Statement Regarding Use of Non-GAAP Financial Measures

We report non-GAAP financial measures in addition to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP.

We present revenues adjusted for constant currency and corresponding growth rates to provide a framework for assessing how our business performed excluding the effect of foreign currency rate fluctuations. To present this information, current period results for entities reporting in currencies other than U.S. Dollars are converted into U.S. Dollars at the exchange rates in effect during the prior period presented, rather than the actual exchange rates in effect during the current period. We believe the presentation of revenues adjusted for constant currency facilitates the comparison of revenues year-over-year.

We believe billings is a useful leading indicator regarding the performance of our business. We present subscription billings, professional services and other billings, and total billings, and corresponding growth rates, as the applicable revenue plus the applicable change in deferred revenue as presented or derived from the statement of cash flows. While we typically bill customers annually for our subscription services, customers sometimes request, and we accommodate, multi-year billings, which are billings with durations in excess of the typical 12 month term. Accordingly, to facilitate greater comparability in our billings information, we further present billings adjusted for constant billings duration, in addition to adjusting for constant currency. To present this information, we adjust subscription billings and total billings for constant currency as described above, and adjust for constant duration by replacing the portion of multi-year billings in excess of twelve months during the current period with the portion of multi-year billings in excess of twelve months during the prior period presented. We also present professional services and other billings and corresponding growth rates adjusted for constant currency as described above.

Our non-GAAP presentation of gross profit, income from operations and net income measures exclude stock-based compensation expense, amortization of debt discount and issuance costs related to the convertible senior notes, amortization of purchased intangibles, legal settlements, business combination and other related costs, and the related income tax effect of these adjustments. We believe the presentation of operating results that exclude these non-cash or non-recurring items provides useful supplemental information to investors and facilitates the analysis of our operating results and comparison of operating results across reporting periods.

Free cash flow, which is a non-GAAP financial measure, is calculated as net cash provided by (used in) operating activities plus cash paid for legal settlements, reduced by purchases of property and equipment. Free cash flow margin is calculated as free cash flow as a percentage of total revenues. We believe information regarding free cash flow and free cash flow margin provides useful information to investors because it is an indicator of the strength and performance of our business operations. However, our calculation of free cash flow and free cash flow margin may not be comparable to similar measures used by other companies.

The company encourages investors to carefully consider its results under GAAP, as well as its supplemental non-GAAP information and the reconciliation between these presentations, to more fully understand its business. Please see the tables included at the end of this release for the reconciliation of GAAP and non-GAAP results.

Use of Forward-Looking Statements

This release contains “forward-looking statements” regarding our performance, including but not limited to the section entitled “Financial Outlook.” Forward-looking statements are subject to known and unknown risks and uncertainties and are based on potentially inaccurate assumptions that could cause actual results to differ materially from those expected or implied by the forward-looking statements. If any such risks or uncertainties materialize or if any of the assumptions prove incorrect, our results could differ materially from the results expressed or implied by the forward-looking statements we make.

Among the important factors that could cause actual results to differ materially from those in any forward-looking statements include: (i) errors, interruptions, delays, or security breaches in or of our service or web hosting, (ii) our ability to grow at our expected rate of growth, including our ability to convert deferred revenue and backlog into revenue, add and retain customers, sell additional subscriptions to existing customers and enter new geographies and markets, (iii) our ability to continue to release, and gain customer acceptance of, improved versions of our services, (iv) our ability to develop and gain customer acceptance of new products and services, including our platform, and (v) our ability to compete successfully against existing and new competitors.

Further information on these and other factors that could affect our financial results are included in our Form 10-Q for the quarter ended June 30, 2017 and in other filings we make with the Securities and Exchange Commission from time to time, including our Form 10-Q that will be filed for the quarter ended September 30, 2017.

We undertake no obligation, and do not intend, to update these forward-looking statements, to review or confirm analysts’ expectations, or to provide interim reports or updates on the progress of the current financial quarter.

About ServiceNow

ServiceNow makes work better across the enterprise. Getting simple stuff done at work can be easy, and getting complex multi-step tasks completed can be painless. Our applications automate, predict, digitize and optimize business processes and tasks, from IT to Customer Service to Security Operations and to Human Resources, creating a better experience for your employees, users and customers while transforming your enterprise. ServiceNow (NYSE:NOW) is how work gets done. For more information, visit: www.servicenow.com.

© 2017 ServiceNow, Inc. All rights reserved. ServiceNow, the ServiceNow logo, and other ServiceNow marks are trademarks and/or registered trademarks of ServiceNow, Inc., in the United States and/or other countries. Other company and product names may be trademarks of the respective companies with which they are associated.

ServiceNow, Inc. Condensed Consolidated Statements of Operations (in thousands, except share and per share data) (unaudited)

	Three Months Ended		Nine Months Ended
	September 30, 2017	September 30, 2016	September 30, 2017	September 30, 2016

Revenues:
Subscription	$455,421	$318,934	$1,242,563	$877,035
Professional services and other	42,749	38,722	144,093	127,812
Total revenues	498,170	357,656	1,386,656	1,004,847
Cost of revenues (1):
Subscription	81,878	61,566	228,046	170,707
Professional services and other	45,402	41,271	137,366	123,039
Total cost of revenues	127,280	102,837	365,412	293,746
Gross profit	370,890	254,819	1,021,244	711,101
Operating expenses (1):
Sales and marketing	227,015	166,491	686,325	511,607
Research and development	98,465	75,018	272,959	211,306
General and administrative	52,465	40,085	150,242	117,393
Legal settlement	—	—	—	270,000
Total operating expenses	377,945	281,594	1,109,526	1,110,306
Loss from operations	(7,055)	(26,775)	(88,282)	(399,205)
Interest expense	(16,566)	(8,389)	(36,581)	(24,746)
Interest income and other income (expense), net	853	1,783	739	4,745
Loss before income taxes	(22,768)	(33,381)	(124,124)	(419,206)
Provision for (benefit from) income taxes	1,420	2,877	(2,801)	9
Net loss	$(24,188)	$(36,258)	$(121,323)	$(419,215)
Net loss per share - basic and diluted	$(0.14)	$(0.22)	$(0.71)	$(2.56)
Weighted-average shares used to compute net loss per share - basic and diluted	171,883,190	165,378,836	170,359,717	163,767,329

(1) Includes total stock-based compensation expense for stock-based awards as follows:
	Three Months Ended		Nine Months Ended
	September 30, 2017	September 30, 2016	September 30, 2017	September 30, 2016
Cost of revenues:
Subscription	$8,980	$7,140	$25,860	$20,698
Professional services and other	7,056	7,150	21,622	20,045
Sales and marketing	43,962	31,898	124,650	95,757
Research and development	23,092	21,376	67,624	62,956
General and administrative	17,352	13,523	48,695	35,004

ServiceNow, Inc. Condensed Consolidated Balance Sheets (in thousands) (unaudited)

	September 30, 2017	December 31, 2016

ASSETS
Current assets:
Cash and cash equivalents	$1,104,871	$401,238
Short-term investments	567,026	498,124
Accounts receivable, net	291,903	322,757
Current portion of deferred commissions	96,811	76,780
Prepaid expenses and other current assets	66,881	43,636
Total current assets	2,127,492	1,342,535
Deferred commissions, less current portion	69,041	61,990
Long-term investments	424,858	262,658
Property and equipment, net	231,304	181,620
Intangible assets, net	68,970	65,854
Goodwill	108,097	82,534
Other assets	39,753	36,576
Total assets	$3,069,515	$2,033,767

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$20,752	$38,080
Accrued expenses and other current liabilities	177,553	171,636
Current portion of deferred revenue	1,082,346	861,782
Total current liabilities	1,280,651	1,071,498
Deferred revenue, less current portion	42,298	33,319
Convertible senior notes, net	1,156,629	507,812
Other long-term liabilities	38,546	34,177
Stockholders’ equity	551,391	386,961
Total liabilities and stockholders’ equity	$3,069,515	$2,033,767

ServiceNow, Inc. Condensed Consolidated Statements of Cash Flows (in thousands) (unaudited)

	Three Months Ended		Nine Months Ended
	September 30, 2017	September 30, 2016	September 30, 2017	September 30, 2016

Cash flows from operating activities:
Net loss	$(24,188)	$(36,258)	$(121,323)	$(419,215)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	29,401	22,264	81,808	59,716
Amortization of premiums on investments	802	946	2,508	3,745
Amortization of deferred commissions	29,664	20,785	80,251	57,742
Amortization of debt discount and issuance costs	16,566	8,389	36,581	24,746
Stock-based compensation	100,442	81,087	288,451	234,460
Deferred income tax	(1,304)	1,331	(6,055)	(5,095)
Other	(342)	(1,389)	(4,062)	(857)
Changes in operating assets and liabilities, net of effect of business combinations:
Accounts receivable	(8,698)	(22,728)	42,341	(15,761)
Deferred commissions	(41,061)	(30,793)	(102,348)	(79,190)
Prepaid expenses and other assets	(14,921)	(1,732)	(26,866)	(11,733)
Accounts payable	(3,228)	(8,353)	(11,088)	(8,625)
Deferred revenue	47,932	46,620	193,594	151,019
Accrued expenses and other liabilities	10,825	16,549	4,247	36,282
Net cash provided by operating activities	141,890	96,718	458,039	27,234
Cash flows from investing activities:
Purchases of property and equipment	(46,753)	(31,183)	(115,856)	(84,112)
Business combinations, net of cash acquired	(5,000)	—	(26,537)	(34,297)
Purchases of other intangibles	—	—	(6,170)	(10,750)
Purchases of investments	(286,976)	(254,032)	(641,666)	(434,397)
Purchases of strategic investments	(100)	—	(4,000)	—
Sales of investments	—	173,403	77,968	266,288
Maturities of investments	128,648	59,932	350,597	218,452
Restricted cash	91	289	(739)	(322)
Net cash used in investing activities	(210,090)	(51,591)	(366,403)	(79,138)
Cash flows from financing activities:
Net proceeds from borrowings on convertible senior notes	—	—	772,127	—
Proceeds from issuance of warrants	—	—	54,071	—
Purchases of convertible note hedges	—	—	(128,017)	—
Proceeds from employee stock plans	35,856	20,912	76,748	55,063
Taxes paid related to net share settlement of equity awards	(43,781)	(28,781)	(131,130)	(88,567)
Repurchases of common stock from stockholders	—	—	(55,000)	—
Payments on financing obligations	(121)	(1,138)	(2,681)	(1,361)
Net cash (used in) provided by financing activities	(8,046)	(9,007)	586,118	(34,865)
Foreign currency effect on cash and cash equivalents	7,660	(166)	25,879	(469)
Net (decrease) increase in cash and cash equivalents	(68,586)	35,954	703,633	(87,238)
Cash and cash equivalents at beginning of period	1,173,457	289,113	401,238	412,305
Cash and cash equivalents at end of period	$1,104,871	$325,067	$1,104,871	$325,067

ServiceNow, Inc. GAAP to Non-GAAP Reconciliation (in thousands, except share and per share data) (unaudited)

	Three Months Ended			Nine Months Ended
	September 30, 2017	September 30, 2016 (3)	Growth Rates	September 30, 2017	September 30, 2016 (3)	Growth Rates

Subscription revenues:
GAAP subscription revenues	$455,421	$318,934	43%	$1,242,563	$877,035	42%
Effects of foreign currency rate fluctuations	(5,923)			6,638
Non-GAAP adjusted subscription revenues (1)	$449,498		41%	$1,249,201		42%

Subscription billings:
GAAP subscription revenues	$455,421	$318,934	43%	$1,242,563	$877,035	42%
Increase in subscription deferred revenue	44,230	43,798		192,387	149,750
Non-GAAP subscription billings	$499,651	$362,732	38%	$1,434,950	$1,026,785	40%
Effects of foreign currency rate fluctuations	(6,110)			10,701
Effects of fluctuations in billings duration	3,859			(14,006)
Non-GAAP adjusted subscription billings (2)	$497,400		37%	$1,431,645		39%

Professional services and other revenues:
GAAP professional services and other revenues	$42,749	$38,722	10%	$144,093	$127,812	13%
Effects of foreign currency rate fluctuations	(815)			666
Non-GAAP adjusted professional services and other revenues (1)	$41,934		8%	$144,759		13%

Professional services and other billings:
GAAP professional services and other revenues	$42,749	$38,722	10%	$144,093	$127,812	13%
Increase in professional services and other deferred revenue	3,702	2,822		1,207	1,269
Non-GAAP professional services and other billings	46,451	41,544	12%	145,300	129,081	13%
Effects of foreign currency rate fluctuations	(815)			666
Non-GAAP adjusted professional services and other billings (2)	$45,636		10%	$145,966		13%

Total revenues:
GAAP total revenues	$498,170	$357,656	39%	$1,386,656	$1,004,847	38%
Effects of foreign currency rate fluctuations	(6,738)			7,304
Non-GAAP adjusted total revenues (1)	$491,432		37%	$1,393,960		39%

Total billings:
GAAP total revenues	$498,170	$357,656	39%	$1,386,656	$1,004,847	38%
Increase in total deferred revenue from condensed consolidated statements of cash flows	47,932	46,620		193,594	151,019
Non-GAAP total billings	546,102	404,276	35%	1,580,250	1,155,866	37%
Effects of foreign currency rate fluctuations	(6,925)			11,367
Effects of fluctuations in billings duration	3,859			(14,006)
Non-GAAP adjusted total billings (2)	$543,036		34%	$1,577,611		36%

Cost of revenues:
GAAP subscription cost of revenues	$81,878	$61,566		$228,046	$170,707
Stock-based compensation	(8,980)	(7,140)		(25,860)	(20,698)
Amortization of purchased intangibles	(3,581)	(3,425)		(10,849)	(9,299)
Non-GAAP subscription cost of revenues	$69,317	$51,001		$191,337	$140,710

GAAP professional services and other cost of revenues	$45,402	$41,271		$137,366	$123,039
Stock-based compensation	(7,056)	(7,150)		(21,622)	(20,045)
Non-GAAP professional services and other cost of revenues	$38,346	$34,121		$115,744	$102,994

Gross profit (loss):
GAAP subscription gross profit	$373,543	$257,368		$1,014,517	$706,328
Stock-based compensation	8,980	7,140		25,860	20,698
Amortization of purchased intangibles	3,581	3,425		10,849	9,299
Non-GAAP subscription gross profit	$386,104	$267,933		$1,051,226	$736,325

GAAP professional services and other gross (loss) profit	$(2,653)	$(2,549)		$6,727	$4,773
Stock-based compensation	7,056	7,150		21,622	20,045
Non-GAAP professional services and other gross profit	$4,403	$4,601		$28,349	$24,818

GAAP gross profit	$370,890	$254,819		$1,021,244	$711,101
Stock-based compensation	16,036	14,290		47,482	40,743
Amortization of purchased intangibles	3,581	3,425		10,849	9,299
Non-GAAP gross profit	$390,507	$272,534		$1,079,575	$761,143

Gross margin:
GAAP subscription gross margin	82%	81%		82%	81%
Stock-based compensation as % of subscription revenues	2%	2%		2%	2%
Amortization of purchased intangibles as % of subscription revenues	1%	1%		1%	1%
Non-GAAP subscription gross margin	85%	84%		85%	84%

GAAP professional services and other gross margin	(6%)	(7%)		5%	4%
Stock-based compensation as % of professional services and other revenues	16%	19%		15%	15%
Non-GAAP professional services and other gross margin	10%	12%		20%	19%

GAAP gross margin	74%	71%		74%	71%
Stock-based compensation as % of total revenues	3%	4%		3%	4%
Amortization of purchased intangibles as % of total revenues	1%	1%		1%	1%
Non-GAAP gross margin	78%	76%		78%	76%

Operating expenses:
GAAP sales and marketing expenses	$227,015	$166,491		$686,325	$511,607
Stock-based compensation	(43,962)	(31,898)		(124,650)	(95,757)
Amortization of purchased intangibles	(117)	(121)		(351)	(195)
Non-GAAP sales and marketing expenses	$182,936	$134,472		$561,324	$415,655

GAAP research and development expenses	$98,465	$75,018		$272,959	$211,306
Stock-based compensation	(23,092)	(21,376)		(67,624)	(62,956)
Amortization of purchased intangibles	(455)	(455)		(1,365)	(758)
Non-GAAP research and development expenses	$74,918	$53,187		$203,970	$147,592

GAAP general and administrative expenses	$52,465	$40,085		$150,242	$117,393
Stock-based compensation	(17,352)	(13,523)		(48,695)	(35,004)
Amortization of purchased intangibles	(681)	(272)		(1,734)	(646)
Business combination and other related costs	(154)	(17)		(1,504)	(962)
Non-GAAP general and administrative expenses	$34,278	$26,273		$98,309	$80,781

GAAP legal settlements	$-	$-		$-	$270,000
Legal settlements	-	-		-	(270,000)
Non-GAAP legal settlements	$-	$-		$-	$-

Income (loss) from operations:
GAAP loss from operations	$(7,055)	$(26,775)		$(88,282)	$(399,205)
Stock-based compensation	100,442	81,087		288,451	234,460
Amortization of purchased intangibles	4,834	4,273		14,299	10,898
Business combination and other related costs	154	17		1,504	962
Legal settlements	-	-		-	270,000
Non-GAAP income from operations	$98,375	$58,602		$215,972	$117,115

Operating margin:
GAAP operating margin	(1%)	(7%)		(6%)	(40%)
Stock-based compensation as % of total revenues	20%	22%		21%	23%
Amortization of purchased intangibles as % of total revenues	1%	1%		1%	2%
Business combination and other related costs as % of total revenues	0%	0%		0%	0%
Legal settlements as % of total revenues	0%	0%		0%	27%
Non-GAAP operating margin	20%	16%		16%	12%

Net income (loss):
GAAP net loss	$(24,188)	$(36,258)		$(121,323)	$(419,215)
Stock-based compensation	100,442	81,087		288,451	234,460
Amortization of purchased intangibles	4,834	4,273		14,299	10,898
Business combination and other related costs	154	17		1,504	962
Legal settlements	-	-		-	270,000
Amortization of debt discount and issuance costs for the convertible senior notes	16,566	8,389		36,581	24,746
Income tax expense effects related to the above adjustments	(28,464)	(17,977)		(68,428)	(42,262)
Non-GAAP net income	$69,344	$39,531		$151,084	$79,589

Net income (loss) per share - basic and diluted:
GAAP net loss per share - basic and diluted	$(0.14)	$(0.22)		$(0.71)	$(2.56)
Non-GAAP net income per share - basic	$0.40	$0.24		$0.89	$0.49
Non-GAAP net income per share - diluted	$0.38	$0.23		$0.84	$0.46

Weighted-average shares used to compute net income (loss) per share - basic	171,883,190	165,378,836		170,359,717	163,767,329

GAAP weighted-average shares used to compute net loss per share - diluted	171,883,190	165,378,836		170,359,717	163,767,329
Effect of dilutive securities (stock options, restricted stock units and warrants)	8,537,314	8,643,420		8,652,996	9,097,348
Non-GAAP weighted-average shares used to compute net income per share - diluted	180,420,504	174,022,256		179,012,713	172,864,677

Free cash flow:
GAAP net cash provided by operating activities	$141,890	$96,718		$458,039	$27,234
Purchases of property and equipment	(46,753)	(31,183)		(115,856)	(84,112)
Cash paid for legal settlements	-	-		-	267,500
Non-GAAP free cash flow	$95,137	$65,535		$342,183	$210,622

Free cash flow margin:
GAAP net cash provided by operating activities as % of total revenues	28%	27%		33%	3%
Purchases of property and equipment as % of total revenues	(9%)	(9%)		(8%)	(9%)
Cash paid for legal settlements as % of total revenues	0%	0%		0%	27%
Non-GAAP free cash flow margin	19%	18%		25%	21%

(1)

Adjusted revenues and the corresponding growth rates are derived by applying the exchange rates in effect during the comparison period rather than the actual exchange rates in effect during the current period.

(2)

Adjusted billings and the corresponding growth rates are derived by applying the exchange rates in effect during the comparison period rather than the actual exchange rates in effect during the current period, and by replacing the portion of multi-year billings in excess of twelve months during the current period with the portion of multi-year billings in excess of twelve months during the comparison period.

(3)	Effects of foreign currency rate fluctuations and fluctuations in billing durations are not applicable for the comparison period.

ServiceNow, Inc. Reconciliation of Non-GAAP Financial Guidance

The financial guidance provided below is an estimate based on information available as of September 30, 2017. The company’s future performance and financial results are subject to risks and uncertainties, and actual results could differ materially from the guidance set forth below. Some of the factors that could affect the company’s financial results are stated above in this press release. Further information on these and other factors that could affect our financial results are included in our Form 10-Q for the quarter ended June 30, 2017 and in other filings we make with the Securities and Exchange Commission from time to time, including our Form 10-Q that will be filed for the quarter ended September 30, 2017. The company assumes no obligation to update any forward-looking statements or information, which speak as of their respective dates.

	Three Months Ended December 31, 2017	Three Months Ended December 31, 2016 (3)	Growth rates

GAAP subscription revenues	$485 - $490 million	$345 million	41% - 42%

Effects of foreign currency rate fluctuations	(12) million

Non-GAAP adjusted subscription revenues (1)	$473 - $478 million		37% - 39%

GAAP subscription revenues	$485 - $490 million	$345 million	41% - 42%

Increase in subscription deferred revenue	160 million	139 million

Non-GAAP subscription billings	$645 - $650 million	$484 million	33% - 34%

Effects of foreign currency rate fluctuations	(17) million

Effects of fluctuations in billings duration	17 million

Non-GAAP adjusted subscription billings (2)	$645 - $650 million		33% - 34%

GAAP professional services and other revenues	$46 million	$41 million	12%

Effects of foreign currency rate fluctuations	(2) million

Non-GAAP adjusted professional services and other revenues (1)	$44 million		7%

GAAP professional services and other revenues	$46 million	$41 million	12%

Increase in professional services and other deferred revenue	3 million	10 million

Non-GAAP professional services and other billings	$49 million	$51 million	- 4%

Effects of foreign currency rate fluctuations	(2) million

Non-GAAP adjusted professional services and other billings (2)	$47 million		- 8%

GAAP total revenues	$531 - $536 million	$386 million	38% - 39%

Effects of foreign currency rate fluctuations	(14) million

Non-GAAP adjusted total revenues (1)	$517 - $522 million		34% - 35%

GAAP total revenues	$531 - $536 million	$386 million	38% - 39%

Increase in total deferred revenue from condensed consolidated statements of cash flows	163 million	149 million

Non-GAAP total billings	$694 - $699 million	$535 million	30% - 31%

Effects of foreign currency rate fluctuations	(19) million

Effects of fluctuations in billings duration	17 million

Non-GAAP adjusted total billings (2)	$692 - $697 million		29% - 30%

GAAP operating margin	(3%)

Stock-based compensation expense as % of total revenues	19%

Amortization of purchased intangibles as % of total revenues	1%

Non-GAAP operating margin	17%

GAAP weighted-average shares used to compute net loss per share - diluted	173 million

Effect of dilutive securities (stock options, restricted stock units and warrants)	8 million

Non-GAAP weighted-average shares used to compute net income per share - diluted	181 million

	Twelve Months Ended December 31, 2017	Twelve Months Ended December 31, 2016 (3)	Growth rates

GAAP subscription revenues	$1,728 - $1,733 million	$1,222 million	41% - 42%

Effects of foreign currency rate fluctuations	(6) million

Non-GAAP adjusted subscription revenues (1)	$1,722 - $1,727 million		41%

GAAP subscription revenues	$1,728 - $1,733 million	$1,222 million	41% - 42%

Increase in subscription deferred revenue	352 million	289 million

Non-GAAP subscription billings	$2,080 - $2,085 million	$1,511 million	38%

Effects of foreign currency rate fluctuations	(6) million

Effects of fluctuations in billings duration	3 million

Non-GAAP adjusted subscription billings (2)	$2,077 - $2,082 million		37% - 38%

GAAP professional services and other revenues	$190 million	$169 million	13%

Effects of foreign currency rate fluctuations	(1) million

Non-GAAP adjusted professional services and other revenues (1)	$189 million		12%

GAAP professional services and other revenues	$190 million	$169 million	13%

Increase in professional services and other deferred revenue	4 million	11 million

Non-GAAP professional services and other billings	$194 million	$180 million	8%

Effects of foreign currency rate fluctuations	(1) million

Non-GAAP adjusted professional services and other billings (2)	$193 million		7%

GAAP total revenues	$1,918 - $1,923 million	$1,391 million	38%

Effects of foreign currency rate fluctuations	(7) million

Non-GAAP adjusted total revenues (1)	$1,911 - $1,916 million		37% - 38%

GAAP total revenues	$1,918 - $1,923 million	$1,391 million	38%

Increase in total deferred revenue from condensed consolidated statements of cash flows	356 million	300 million

Non-GAAP total billings	$2,274 - $2,279 million	$1,691 million	35%

Effects of foreign currency rate fluctuations	(7) million

Effects of fluctuations in billings duration	3 million

Non-GAAP adjusted total billings (2)	$2,270 - $2,275 million		34% - 35%

GAAP subscription gross margin	82%

Stock-based compensation expense as % of subscription revenues	2%

Amortization of purchased intangibles as % of subscription revenues	1%

Non-GAAP subscription gross margin	85%

GAAP professional services and other gross margin	1%

Stock-based compensation expense as % of professional services and other revenues	15%

Non-GAAP professional services and other gross margin	16%

GAAP total gross margin	74%

Stock-based compensation expense as % of total revenues	3%

Amortization of purchased intangibles as % of total revenues	1%

Non-GAAP total gross margin	78%

GAAP operating margin	(5%)

Stock-based compensation expense as % of total revenues	20%

Amortization of purchased intangibles as % of total revenues	1%

Non-GAAP operating margin	16%

GAAP net cash provided by operating activities as % of total revenues	33%

Purchases of property and equipment as % of total revenues	(8%)

Non-GAAP free cash flow margin	25%

GAAP weighted-average shares used to compute net loss per share - diluted	171 million

Effect of dilutive securities (stock options, restricted stock units and warrants)	8 million

Non-GAAP weighted-average shares used to compute net income per share - diluted	179 million

(1)	Adjusted revenues and the corresponding growth rates are derived by applying the exchange rates in effect during the comparison period rather than the forecasted exchange rates for the guidance period.
(2)	Adjusted billings and the corresponding growth rates are derived by applying the exchange rates in effect during the comparison period rather than the forecasted exchange rates for the guidance period, and by replacing the forecasted portion of multi-year billings in excess of twelve months for the guidance period with the actual portion of multi-year billings in excess of twelve months during the comparison period.
(3)	Effects of foreign currency rate fluctuations and fluctuations in billing durations are not applicable for the comparison period.

CONTACT:
ServiceNow, Inc.
Media Contact:
Joanne Blum, 310-489-7278
press@servicenow.com
or
Investor Contact:
Jimmy Sexton, 669-262-1430
ir@servicenow.com